Segment Reporting	12 Months Ended
Dec. 31, 2024
Segment Reporting [Abstract]
Segment reporting

Note 18 — Segment reporting

For the years ended December 31, 2024, 2023 and 2022, The Group’s Chief Executive Officer is the Chief Operating Decision Maker (“CODM”). The CODM makes decisions on resource allocation, assesses performance of the business, and monitors budget versus actual results using factors such as revenue, operating expenses, loss from operations and net loss. Significant expenses include cost of revenues, sales and marketing expenses, general and administrative expenses, research and development and share based compensation, which are each separately presented on the Group’s statements of operations and comprehensive loss. Other segment items within net loss include interest expenses, change in fair value of convertible notes and so on. During the years ended December 31, 2024, 2023 and 2022, all revenue is PRC revenue. The Group’s long-lived assets consist primarily of property and equipment and intangible assets, most of which are located in the PRC.

The following table presents revenues by the service lines:

	For the Years Ended December 31,
	2024	2023	2022
REVENUES:
Application development services	$5,348,816	$9,780,115	$3,847,199
Consulting and technical support services	3,563,248	3,609,158	2,538,500
Subscription services	606,313	695,010	758,526
Trading revenue	2,055,815	2,549,808	3,338,584
Others revenue	37,250	190,732	-
Total revenues	$11,611,442	$16,824,823	$10,482,809